Exhibit 10.17.6

From:

Molson Coors Brewing Company
Starbev Netherlands B.V.
Molson Coors Netherlands B.V.
Molson Coors Lux 2
Molson Coors European Finance Company

To:
UniCredit Bank AG, London Branch
as Agent for and on behalf of the Arrangers and the Lenders under and as defined in the Revolving Facility Agreement referred to below

Moor House
120 London Wall
London EC2Y 5ET
England

For the attention of:    Mr. Thomas Hancock, Associate - Loan Agency
Gillian Akhurst, Director, Loans Agency
20 October 2014
Dear Sirs,

1.	Background

We refer to the unsecured and uncommitted revolving facility agreement dated 10 September 2012 between, among others, Molson Coors Brewing Company as guarantor, Starbev Netherlands B.V., Molson Coors Netherlands B.V., Molson Coors Lux 2 and Molson Coors European Finance Company as borrowers, UniCredit Bank AG, London Branch as agent and UniCredit Bank Czech Republic and Slovakia, a.s. (formerly UniCredit Bank Czech Republic, a.s.) and Citibank Europe plc, organizační složka, as arrangers and lenders (as amended and restated from time to time including most recently by a second amendment and restatement agreement dated 9 September 2014, the “Revolving Facility Agreement”).

2.	Interpretation

(a)	Capitalised terms defined in the Revolving Facility Agreement have the same meaning when used in this letter, unless stated otherwise.

(b)
The provisions of clause 1.2 (Construction) of the Revolving Facility Agreement apply to this letter as though they were set out in full in this letter except that references to the Revolving Facility Agreement are to be construed as references to this letter.

(c)	This letter is supplemental to and amends the Revolving Facility Agreement.

3.	Amendments

1
KE 33348322.1

Exhibit 10.17.6

(a)
Pursuant to clause 37 (Amendments and waivers) of the Revolving Facility Agreement we hereby request that the following amendments be made to the Revolving Facility Agreement (together, the “Proposed Amendments”):

(i)	that the definition of Permitted Disposal in clause 1.1 (Definitions) be deleted in its entirety and replaced with the following definition:
““Permitted Disposal” means any sale, lease, licence, transfer or other disposal (which, except in the case of paragraph (b), is made on arm's length terms):

(a)	of assets (other than of shares, businesses and undertakings) in the ordinary course of trading;

(b)	of any asset by a member of the Group to another member of the Group;

(c)	of assets (other than shares, businesses and undertakings) in exchange for other assets comparable or superior as to type, value and quality;

(d)	of cash equivalent investments for cash or in exchange for other cash equivalent investments;

(e)	of receivables pursuant to any factoring transactions permitted by paragraph (a) of the definition of “Permitted Financial Indebtedness”;

(f)
of assets (other than shares) which are obsolete for the purpose for which such assets are normally utilised or which are no longer required for the purpose of the relevant person’s business or operations;

(g)
of the shares or the assets of a member of the Group that is not a Material Subsidiary other than (to the extent that they are not Material Subsidiaries) the Croatian Operating Company, Apatinska Pivara Apatin d.o.o. and Pivovary Staropramen s.r.o. (formerly Pivovary Staropramen a.s.); and

(h)	any other disposal to which the Majority Lenders shall have given their prior written consent; and”;

(ii)	that clauses 9(b) and 9(c) (Mandatory Prepayment) be deleted in their entirety and replaced with the following:

“(b)
the Borrowers cease to directly or indirectly hold or control (individually or     jointly) at least 90% of shares and votes in the Croatian Operating Company,     Apatinska Pivara Apatin d.o.o. or Pivovary Staropramen s.r.o. (formerly     Pivovary Staropramen a.s.) (each a “Material Operating Company” and collectively the “Material Operating Companies”); or

(c)
the Borrowers cease to be able (individually or jointly) to direct any of the Material Operating Companies’ affairs and/or to control the composition of any Material Operating Company’s board of directors or equivalent     body,”

2
KE 33348322.1

Exhibit 10.17.6

(iii)	that clause 22.1(a) (Financial statements) be amended to insert the word “and” at the end of paragraph (iv) thereof and to include the following new paragraph (v):

“(v)
the financial statements of each Material Operating Company for that financial year in the form of pull-downs of balance sheets and profit and loss statements from SAP financial reporting software maintained by each Material Operating Company;”

(b)	Pursuant to clause 37.1 (Required consents) of the Revolving Facility Agreement, the Proposed Amendments require the consent of the Majority Lenders.

(c)	We hereby request that the Agent countersign a copy of this letter as indicated in order to effect the Proposed Amendments.

4.	Guarantee and Security Confirmation

(a)	Each Obligor:

(i)	confirms its acceptance of the Revolving Facility Agreement (as amended by this letter); and

(ii)	agrees that it is bound as an Obligor by the terms of the Revolving Facility Agreement (as amended by this letter); and

(b)	the Guarantor further confirms that its guarantee:

(i)	continues in full force and effect on the terms of the Revolving Facility Agreement (as amended by this letter); and

(ii)	extends to the obligations of the Obligors under the Finance Documents (including the Revolving Facility Agreement as amended by this letter).
in each case in accordance with clause 20 (Guarantee and Indemnity) of the Revolving Facility Agreement.

5.	Miscellaneous

(a)	This letter is designated a Finance Document by the Agent and by each Obligor.

(b)
From the date on which the Agent countersigns this letter, the Revolving Facility Agreement and this letter will be read and construed as one document. References in the Revolving Facility Agreement and each Finance Document to the Revolving Facility Agreement shall be read and construed as references to the Revolving Facility Agreement as amended by this letter.

(c)	Except as otherwise provided in this letter, the Finance Documents remain in full force and effect.

(d)	Except to the extent expressly waived in this letter, no waiver of any provision of any Finance Document is given by the terms of this letter and the Finance Parties expressly

3
KE 33348322.1

Exhibit 10.17.6

reserve all their rights and remedies in respect of any breach of, or other Default under, the Finance Documents.

6.	Counterparts
This letter may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this letter.

7.	Governing Law and Jurisdiction
The provisions of clause 40 (Governing Law) and clause 41 (Enforcement) of the Revolving Facility Agreement apply to this letter as though they were set out in full in this letter except that references to the Revolving Facility Agreement are to be construed as references to this letter.
If you agree to the terms of this letter, please sign where indicated below.
[Remainder of this page intentionally left blank]

4
KE 33348322.1

Yours faithfully,

/s/ Michael J. Rumley
for and on behalf of
Molson Coors Brewing Company
as Guarantor under the Revolving Facility Agreement

/s/ E. Lee Reichert                    /s/ Xavier De Cillia
for and on behalf of                    for and on behalf of
Molson Coors European Finance            Molson Coors European Finance Company                        Company
as Borrower under the                    as Borrower under the
Revolving Facility Agreement                Revolving Facility Agreement

/s/ E. Lee Reichert                    /s/ Xavier De Cillia
for and on behalf of                    for and on behalf of
Molson Coors Lux 2                    Molson Coors Lux 2
as Borrower under the                    as Borrower under the
Revolving Facility Agreement                Revolving Facility Agreement

/s/ E. Lee Reichert                    /s/ Sophia van den Broek
for and on behalf of                    for and on behalf of
Molson Coors Netherlands B.V.            Molson Coors Netherlands B.V.
as Borrower under the                    as Borrower under the
Revolving Facility Agreement                Revolving Facility Agreement

/s/ E. Lee Reichert                    /s/ Sophia van den Broek
for and on behalf of                    for and on behalf of
Starbev Netherlands B.V.                Starbev Netherlands B.V.
as Borrower under the                    as Borrower under the
Revolving Facility Agreement                Revolving Facility Agreement

Agreed and accepted by
Agent
Pursuant to clause 37 (Amendments and waivers) of the Revolving Facility Agreement, the Agent hereby confirms that it has received the consent of the Majority Lenders to the Proposed Amendments on the terms and conditions set out in this letter.

/s/ Andrew Osborne                        /s/ Russell Winston
for and on behalf of
UniCredit Bank AG, London Branch
as Agent for itself and on behalf of the Arrangers and Lenders under the Revolving Facility Agreement

Name:    Andrew Osborne                    Russell Winston

Title:     Director                        Associate Director
Date:     27th October 2014